CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-94918, 33-83986, 33-73708, 33-88986, 33-89168, and 33-57632.



                                                    ARTHUR ANDERSEN LLP



Phoenix, Arizona
  March 21, 1997.